Exhibit 10.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

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SECURITIES AND EXCHANGE COMMISSION

                                        Plaintiff,

                                       -against-

ESCALA GROUP, INC.,	C.A. No. __-____

                                        Defendant.

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CONSENT OF DEFENDANT ESCALA GROUP, INC.

          1.        Defendant Escala Group, Inc. ("Defendant") waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.

          2.        Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the final Judgment in the form attached hereto (the "Final Judgment") and incorporated by reference herein, which, among other things permanently restrains and enjoins Defendant from violation of:

(a)  Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rule 10b-5 thereunder [17 C.F.R. § 240.10b-5];

(b)  Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1 and 13a-13 thereunder [17 C.F.R §§ 240.12b-20, 240.13a-1, and 240.13a-13]; and

(c)  Sections 13(b)(2)(A) and (B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A) and (B)].

          3.        Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

          4.        Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.

          5.        Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.

          6.        Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

          7.        Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

          8.        Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions.  Defendant further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.

          9.        Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding.  Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability.  Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.  Defendant further acknowledges that the Court's entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations.  Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization.  This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding.  In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.

          10.       Defendant understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings."  17 C.F.R. § 202.5.  In compliance with this policy, Defendant agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint.  If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket.  Nothing in this paragraph affects Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

          11.       Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendant to defend against this action.  For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

          12.       In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendant (i) agrees to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoints Defendant's undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Defendant's travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such subpoena.

          13.       Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

          14.       Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Escala Group, Inc.

Dated: March 16, 2009	By: /s/ Carol Meltzer
Carol Meltzer
General Counsel and EVP
5 Francis J. Clarke Circle
Bethel, CT 06801

On ______________, 2009, ________________________, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent.

/s/ LuAnn Praska
Notary Public
Commission expires:

Approved as to form:

/s/ Arthur H. Aufses
Arthur H. Aufses III
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
(212) 715-9100
Attorney for Defendant

ESCALA GROUP, INC. LIMITED CERTIFICATE OF CORPORATE RESOLUTION

I, Carol Meltzer, do hereby certify that I am the duly elected, qualified and acting General Counsel and Executive Vice President of Escala Group, Inc., and that the following is a complete and accurate copy of a resolution adopted by the Board of Directors of Escala Group, Inc. at a meeting held on March 16, 2009 at which a quorum was present and resolved as follows:

RESOLVED: That Carol Meltzer, an Officer of this Corporation, be and hereby is authorized to act on behalf of the Corporation, and in her sole discretion, to negotiate, approve, and enter into the Consent of Escala Group, Inc., attached hereto, to the United States Securities and Exchange Commission (“Commission”) in connection with the investigation conducted by the Commission; in this connection, the aforementioned Officer be and hereby is authorized to undertake such actions as she may deem necessary and advisable, including the execution of such documentation as may be required by the Commission, in order to carry out the foregoing.

I further certify that the aforesaid resolution has not been amended or revoked in any respect and remains in full force and effect.

IN WITNESS WHEREOF, I have executed this Certificate as a sealed instrument this 16th day of March 2009.

By:	/s/ Carol Meltzer
Carol Meltzer
General Counsel and EVP
Escala Group, Inc.

               STATE OF _________                    }

                                                                }         SS:
COUNTY OF __________                   }

          The foregoing instrument was acknowledged before me this 16th day of March, 2009, by Carol Meltzer, who _X_ is personally known to me or ___who has produced a ________ driver's license as identification and who did take an oath.

/s/ LuAnn Praska
Notary Public
State of ________
Commission Number                       :
Commission Expiration                   :

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

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SECURITIES AND EXCHANGE COMMISSION

                                        Plaintiff,

                                       -v-

ESCALA GROUP, INC.,	09 Civ. ______

                                        Defendant.

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FINAL JUDGMENT AS TO DEFENDANT ESCALA GROUP, INC.

The Securities and Exchange Commission having filed a Complaint and Defendant Escala Group, Inc. having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security: to employ any device, scheme, or artifice to defraud; to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1 and 13a-13 thereunder [17 C.F.R §§ 240.12b-20, 240.13a-1, and 240.13a-13] by filing with the SEC financial statements that contain untrue statements of material fact or omit to state material facts required to be stated therein or necessary to make the statements made not misleading.

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Sections 13(b)(2)(A) and (B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)&(B)] by failing to keep books, records, nad accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer, and by failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that its transactions are recorded in conformity with Generally Accepted Accounting Principals.

IV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

V.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

VI.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.

Dated: ______________, _____
____________________________________
UNITED STATES DISTRICT JUDGE